UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS, INC.
Case Number:      01-47330

                       CHAPTER 11 MONTHLY OPERATING REPORT

                       FOR THE MONTH ENDING MARCH 31, 2002


      Comes Now, ARCH WIRELESS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing MARCH 1, 2002 and ending MARCH 31, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

           X                 Monthly Reporting Questionnaire

           X                 Comparative Balance Sheets

           X                 Summary Accounts Receivable

           X                 Schedule of Liabilities Not Subject to Compromise

           X                 Income Statement

           X                 Statement of Sources and Uses of Cash

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     APRIL 29, 2002                  DEBTOR-IN-POSSESSION
-------------------------
        Date

                                     By:  /s/ J. Roy Pottle
                                         -------------------------------

                                      Name & Title:  J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                      Address:       Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                      Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                            Wages Paid                    Taxes Withheld
---------------------------                      Gross            Net             Due             Paid
                                                 -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --      $       --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------      ----------        --------
Total Executive Payroll:                       $      --       $      --      $       --        $     --
                                               =========       =========      ==========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


                               ARCH WIRELESS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                       JANUARY 31,   FEBRUARY 28,    MARCH 31,
                                                          2002          2002           2002
                                                          ----          ----           ----
                                 ASSETS
Current assets:
   Cash and cash equivalents .......................   $      --      $      --      $      --
   Accounts receivable, net ........................          --             --             --
   Inventories .....................................          --             --             --
   Prepaid expenses and other ......................          --             --             --
                                                       -----------    -----------    -----------
     Total current assets ..........................          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, at cost ....................          --             --             --
Less accumulated depreciation and amortization .....          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, net ........................          --             --             --
                                                       -----------    -----------    -----------
Investments in subsidiaries ........................     1,246,489      1,246,489      1,246,489
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========
                LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities not subject to compromise:
   Accounts payable - post petition ................   $      --      $      --      $      --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................          --             --             --
   Customer deposits and deferred revenue ..........          --             --             --
    Other long-term liabilities ....................          --             --             --
                                                       -----------    -----------    -----------
     Total liabilities not subject to compromise ...          --             --             --
                                                       -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ............       114,080        114,080        114,080
   Accounts payable - pre petition .................          --             --             --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................         9,039          9,039          9,039
   Redeemable preferred stock ......................       119,700        119,700        119,700
                                                       -----------    -----------    -----------
     Total liabilities subject to compromise .......       242,819        242,819        242,819
                                                       -----------    -----------    -----------
Stockholders' equity:
   Common stock--$.01 par value ....................         1,824          1,824          1,824
   Additional paid-in capital ......................     1,107,233      1,107,233      1,107,233
   Accumulated deficit .............................      (105,387)      (105,387)      (105,387)
                                                       -----------    -----------    -----------
     Total stockholders' equity ....................     1,003,670      1,003,670      1,003,670
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


                               ARCH WIRELESS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.




                               ARCH WIRELESS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


                               ARCH WIRELESS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                        MONTH ENDED    MONTH ENDED    MONTH ENDED    DECEMBER 1,
                                        JANUARY 31,    FEBRUARY 28,     MARCH 31,   2001 TO MARCH
                                           2002           2002           2002         31, 2002
Total revenues......................   $          --  $          --  $          --  $          --
Cost of products sold...............              --             --             --             --
                                       -------------  -------------  -------------  -------------
                                                  --             --             --             --
                                       -------------  -------------  -------------  -------------
Operating expenses:
   Service, rental and maintenance..              --             --             --             --
   Selling..........................              --             --             --             --
   General and administrative.......              --             --             --             --
   Depreciation and amortization....              --             --             --             --
   Other operating expense..........              --             --             --             --
                                       -------------  -------------  -------------  -------------
     Total operating expenses.......              --             --             --             --
                                       -------------  -------------  -------------  -------------
Operating income (loss)..............             --             --             --             --
Interest expense, net................             --             --             --             --
Other income (expense)...............             --             --             --             --
                                       -------------  -------------  -------------  -------------
Net income (loss)..................... $          --  $          --  $          --  $          --
                                       =============  =============  =============  =============



   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


                               ARCH WIRELESS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                           MONTH ENDED    MONTH ENDED     MONTH ENDED
                                                           JANUARY 31,    FEBRUARY 28,     MARCH 31,
                                                              2002            2002           2002
Cash flows from operating activities:
   Net income (loss).................................     $       --     $       --      $       --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization...................             --             --              --
     Accounts receivable loss provision..............             --             --              --
     Changes in assets and liabilities, net of
        effect from acquisition of company:
        Accounts receivable..........................             --             --              --
        Inventories..................................             --             --              --
        Prepaid expenses and other...................             --             --              --
        Accounts payable and accrued expenses........             --             --              --
        Customer deposits and deferred revenue.......             --             --              --
        Other long-term liabilities..................             --             --              --
                                                          ----------     ----------      ----------
Net cash provided by operating activities............             --             --              --
                                                          ----------     ----------      ----------

Cash flows from investing activities:

   Additions to property and equipment, net..........             --             --              --
   Additions to intangible and other assets..........             --             --              --
                                                          ----------     ----------      ----------
Net cash used for investing activities...............             --             --              --
                                                          ----------     ----------      ----------

Cash flows from financing activities:

   Issuance of long-term debt........................             --             --              --
   Repayment of long-term debt.......................             --             --              --
   Net proceeds from sale of common stock............             --             --              --
                                                          ----------     ----------      ----------
Net cash provided by financing activities............             --             --              --
                                                          ----------     ----------      ----------
Net (decrease) increase in cash and cash equivalents.             --             --              --
Cash and cash equivalents, beginning of period.......             --             --              --
                                                          ----------     ----------      ----------
Cash and cash equivalents, end of period.............     $       --     $       --      $       --
                                                          ==========     ==========      ==========

Supplemental disclosure:
   Interest paid.....................................     $       --     $       --      $       --
                                                          ==========     ==========      ==========
   Preferred stock dividend..........................     $       --     $       --      $       --
                                                          ==========     ==========      ==========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless, Inc.                       Case Number:   01-47330

MONTH OF: MARCH 2002


      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS COMMUNICATIONS, INC.
Case Number:      01-46865

                       CHAPTER 11 MONTHLY OPERATING REPORT

                       FOR THE MONTH ENDING MARCH 31, 2002

      Comes Now, ARCH WIRELESS COMMUNICATIONS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing MARCH 1, 2002 and ending MARCH 31, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

            X                 Monthly Reporting Questionnaire

            X                 Comparative Balance Sheets

            X                 Summary Accounts Receivable

            X                 Schedule of Liabilities Not Subject to Compromise

            X                 Income Statement

            X                 Statement of Sources and Uses of Cash

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

    APRIL 29, 2002                     DEBTOR-IN-POSSESSION
---------------------
      Date

                              By:   /s/ J. Roy Pottle
                                 ------------------------------
                              Name & Title:  J. Roy Pottle
                                             Executive Vice President
                                             and Chief Financial Officer
                              Address: Arch Wireless Communications, Inc. 1800 West Park Drive
                                             Suite 250
                                             Westborough, MA  01581
                              Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --       $      --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------       ---------        --------
Total Executive Payroll:                       $      --       $      --       $      --        $     --
                                               =========       =========       =========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

The debtor has no disbursement bank accounts. The disbursements listed in item 4 below were the only disbursements made by the debtor during the month. These payments were made by Arch Wireless Holdings, Inc. on behalf of the Debtor.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                      AMOUNT               DATE        CHECK #

PRE-PETITION DEBTS:

  None

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002

                       ARCH WIRELESS COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                   JANUARY 31,    FEBRUARY 28,    MARCH 31,
                                                      2002           2002           2002
                                                      ----           ----           ----
                        ASSETS
Current assets:
   Cash and cash equivalents ...................   $      --      $      --      $      --
   Accounts receivable, net ....................          --             --             --
   Inventories .................................          --             --             --
   Prepaid expenses and other ..................          --             --             --
                                                   -----------    -----------    -----------
     Total current assets ......................          --             --             --
                                                   -----------    -----------    -----------
Property and equipment, at cost ................          --             --             --
Less accumulated depreciation and amortization .          --             --             --
                                                   -----------    -----------    -----------
Property and equipment, net ....................          --             --             --
                                                   -----------    -----------    -----------
Investment in subsidiary .......................     1,461,086      1,458,497      1,458,497
                                                   -----------    -----------    -----------
                                                   $ 1,461,086    $ 1,458,497    $ 1,458,497
                                                   ===========    ===========    ===========
           LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities not subject to compromise:
   Accounts payable - post petition ............   $      --      $      --      $      --
   Accrued restructuring charges ...............          --             --             --
   Accrued expenses ............................          --             --             --
   Accrued interest ............................          --             --             --
   Customer deposits and deferred revenue ......          --             --             --
    Other long-term liabilities ................          --             --             --
                                                   -----------    -----------    -----------
     Total liabilities not subject to compromise          --             --             --
                                                   -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ........       500,795        498,206        498,206
   Accounts payable - pre petition .............          --             --             --
   Accrued restructuring charges ...............          --             --             --
   Accrued expenses ............................          --             --             --
   Accrued interest ............................        46,759         46,759         46,759
                                                   -----------    -----------    -----------
     Total liabilities subject to compromise ...       547,554        544,965        544,965
                                                   -----------    -----------    -----------
Stockholder's equity:
   Common stock--$.01 par value ................          --             --             --
   Additional paid-in capital ..................     1,204,816      1,204,816      1,204,816
   Accumulated deficit .........................      (291,284)      (291,284)      (291,284)
                                                   -----------    -----------    -----------
     Total stockholder's equity ................       913,532        913,532        913,532
                                                   -----------    -----------    -----------
                                                   $ 1,461,086    $ 1,458,497    $ 1,458,497
                                                   ===========    ===========    ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.



                       ARCH WIRELESS COMMUNICATIONS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002

                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                          MONTH ENDED    MONTH ENDED    MONTH ENDED    DECEMBER 1,
                                          JANUARY 31,    FEBRUARY 28,     MARCH 31,   2001 TO MARCH
                                             2002           2002           2002          31, 2002
Total revenues......................     $          --  $          --  $          --  $          --
Cost of products sold...............                --             --             --             --
                                         -------------  -------------  -------------  -------------
                                                    --             --             --             --
                                         -------------  -------------  -------------  -------------
Operating expenses:
   Service, rental and maintenance..                --             --             --             --
   Selling..........................                --             --             --             --
   General and administrative.......                --             --             --             --
   Depreciation and amortization....                --             --             --             --
   Other operating expense..........                --             --             --             --
                                         -------------  -------------  -------------  -------------
     Total operating expenses.......                --             --             --             --
                                         -------------  -------------  -------------  -------------
Operating income (loss).............                --             --             --             --
Interest expense, net...............                --             --             --             --
Other expense.......................                --             --             --             --
                                         -------------  -------------  -------------  -------------
Net income (loss)...................     $          --  $          --  $          --  $          --
                                         =============  =============  =============  =============



 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002

                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                         MONTH ENDED    MONTH ENDED   MONTH ENDED
                                                         JANUARY 31,    FEBRUARY 28,   MARCH 31,
                                                            2002            2002         2002
Cash flows from operating activities:
   Net income (loss) .................................   $     --      $     --      $     --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ...................         --            --            --
     Accounts receivable loss provision ..............         --            --            --
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable ..........................         --            --            --
        Inventories ..................................         --            --            --
        Prepaid expenses and other ...................         --            --            --
        Accounts payable and accrued expenses ........         --            --            --
        Customer deposits and deferred revenue .......         --            --            --
        Other long-term liabilities ..................         --            --            --
                                                         ----------    ----------    ----------
Net cash provided by operating activities ............         --            --            --
                                                         ----------    ----------    ----------

Cash flows from investing activities:

   Distribution from Arch Wireless Holdings, Inc. ....        1,205         2,589          --
   Additions to property and equipment, net ..........         --            --            --
   Additions to intangible and other assets ..........         --            --            --
                                                         ----------    ----------    ----------
Net cash used for investing activities ...............        1,205         2,589          --
                                                         ----------    ----------    ----------

Cash flows from financing activities:

   Issuance of long-term debt ........................         --            --            --
   Repayment of long-term debt .......................       (1,205)       (2,589)         --
   Net proceeds from sale of common stock ............         --            --            --
                                                         ----------    ----------    ----------
Net cash provided by financing activities ............       (1,205)       (2,589)         --
                                                         ----------    ----------    ----------
Net (decrease) increase in cash and cash equivalents .         --            --            --
Cash and cash equivalents, beginning of period .......         --            --            --
                                                         ----------    ----------    ----------
Cash and cash equivalents, end of period .............   $     --      $     --      $     --
                                                         ==========    ==========    ==========

Supplemental disclosure:
   Interest paid .....................................   $     --      $     --      $     --
                                                         ==========    ==========    ==========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.          Case Number:  01-46865

MONTH OF: MARCH 2002



      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS HOLDINGS, INC.
Case Number:      01-47332

                       CHAPTER 11 MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MARCH 31, 2002

      Comes Now, ARCH WIRELESS HOLDINGS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing MARCH 1, 2002 and ending MARCH 31, 2002 as shown by report and exhibits consisting of 9 pages and containing the following as indicated:

           X                 Monthly Reporting Questionnaire

           X                 Comparative Balance Sheets

           X                 Summary Accounts Receivable

           X                 Schedule of Liabilities Not Subject to Compromise

           X                 Income Statement

           X                 Statement of Sources and Uses of Cash

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     APRIL 29, 2002                           DEBTOR-IN-POSSESSION
-----------------------
        Date
                                 By:  /s/ J. Roy Pottle
                                    -----------------------------------
                                 Name & Title:  J. Roy Pottle
                                                Executive Vice President
                                                and Chief Financial Officer
                                 Address:       Arch Wireless, Inc.
                                                1800 West Park Drive
                                                Suite 250
                                                Westborough, MA  01581
                                 Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                              Wages Paid                    Taxes Withheld
---------------------------                        Gross            Net             Due             Paid
                                                   -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $  46,888.14   $  27,898.49    $  18,201.25    $  18,201.25
Lyndon R. Daniels
   President and Chief Operating Officer          29,779.48      18,894.10       10,526.62       10,526.62
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                              24,053.00      15,860.30        7,779.98        7,779.98
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                             18,333.56      11,123.47        5,637.39        5,637.39
John B. Saynor
   Executive Vice President Corporate
   Development                                    13,735.70       7,862.09        5,652.73        5,652.73
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                      16,652.08      11,265.99        4,805.41        4,805.41
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                  17,654.78      10,937.37        5,833.61        5,833.61
Christopher J. Madden
   Senior Vice President Human Resources          13,566.84       8,739.54        3,673.12        3,673.12
Gerald J. Cimmino
   Vice President and Treasurer                   12,910.40       8,014.55        4,257.81        4,257.81
George W. Hale
   Vice President and Controller                  11,244.80       7,039.83        3,291.57        3,291.57
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                       11,607.92       3,647.57        3,929.83        3,929.83
David G. Andersen
   President Western Division                     14,254.10       9,826.54        3,197.38        3,197.38
Antonio N. Battaglia
   President Northern Division                    16,266.44      10,754.96        4,716.72        4,716.72
Christopher A. Kollman
   President Southern Division                    15,483.92       9,476.28        4,485.72        4,485.72
                                               ------------   ------------    ------------    ------------
Total Executive Payroll:                       $ 262,431.16   $ 161,341.08    $  85,989.14    $  85,989.14
                                               ============   ============    ============    ============


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

      The debtor has approximately 80 bank accounts. In order to minimize costs to the estate, the debtor has included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                                        AMOUNT         DATE         CHECK #
--------------                                        ------         ----         -------
PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):
   Evercore                                          $   75,000.00   05-Mar-02    EFT
   Ernst & Young                                     $  283,567.00   05-Mar-02    EFT
   Cadwalader Wickersham and Taft                    $  107,297.04   05-Mar-02    EFT
   Bowditch & Dewey                                  $    8,888.92   06-Mar-02    1140469
   Ernst & Young                                     $  165,753.00   19-Mar-02    EFT
   Wilkinson, Barker & Knauer                        $   80,483.03   21-Mar-02    1144586
   Krista Grossman                                   $      504.00   21-Mar-02    1144584
   The Blackstone Group                              $   84,374.02   21-Mar-02    1144582
   Arthur Andersen                                   $  146,836.05   21-Mar-02    1144581
   Nixon Peabody                                     $   64,098.81   21-Mar-02    1144585
   Deliotte & Touche                                 $   97,084.42   21-Mar-02    1144583
   Deloitte & Touche                                 $   10,639.20   22-Mar-02    1144609
   Valuation Research                                $   92,056.00   29-Mar-02    EFT
   Posternak Blankstein & Lund                       $    3,426.19   29-Mar-02    1153012

PRE-PETITION DEBTS:

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002

                          ARCH WIRELESS HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                               JANUARY 31,   FEBRUARY 28,    MARCH 31,
                                                                  2002          2002           2002
                                                                  ----          ----           ----
                        ASSETS
Current assets:
   Cash and cash equivalents ..............................   $    82,068    $    53,134    $    64,492
   Accounts receivable, net ...............................        78,076         80,245         69,608
   Inventories ............................................         2,097          2,274          2,247
   Prepaid expenses and other .............................        46,791         47,242         51,930
                                                              -----------    -----------    -----------
     Total current assets .................................       209,032        182,895        188,277
                                                              -----------    -----------    -----------
Property and equipment, at cost ...........................     1,420,543      1,418,889      1,413,730
Less accumulated depreciation and amortization ............    (1,038,211)    (1,039,763)    (1,044,492)
                                                              -----------    -----------    -----------
Property and equipment, net ...............................       382,332        379,126        369,238
                                                              -----------    -----------    -----------
Intangible and other assets (less accumulated amortization)           119            118            118
                                                              -----------    -----------    -----------
                                                              $   591,483    $   562,139    $   557,633
                                                              ===========    ===========    ===========
     LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
Liabilities not subject to compromise:
   Accounts payable - post petition .......................   $     9,571    $     7,485    $     7,691
   Accrued expenses .......................................        63,774         62,180         63,553
   Customer deposits and deferred revenue .................        55,523         52,623         50,751
    Other long-term liabilities ...........................        14,719         13,673         14,258
                                                              -----------    -----------    -----------
     Total liabilities not subject to compromise ..........       143,587        135,961        136,253
                                                              -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ...................     1,107,278      1,080,773      1,080,773
   Accounts payable - pre petition ........................        19,777         22,413         22,642
   Accrued restructuring charges ..........................        17,486         17,396         17,340
   Accrued expenses .......................................        45,316         45,521         45,652
   Accrued interest .......................................        53,724         53,725         53,725
   Other long-term liabilities ............................        46,418         46,884         45,720
                                                              -----------    -----------    -----------
     Total liabilities subject to compromise ..............     1,289,999      1,266,712      1,265,852
                                                              -----------    -----------    -----------
Deferred income taxes .....................................          --             --             --
                                                              -----------    -----------    -----------
Stockholder's equity (deficit):
   Common stock--$.01 par value ...........................          --             --             --
   Additional paid-in capital .............................     1,461,086      1,458,497      1,458,497
   Accumulated deficit ....................................    (2,303,189)    (2,299,031)    (2,302,969)
                                                              -----------    -----------    -----------
     Total stockholder's equity (deficit) .................      (842,103)      (840,534)      (844,472)
                                                              -----------    -----------    -----------
                                                              $   591,483    $   562,139    $   557,633
                                                              ===========    ===========    ===========


    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002


                          ARCH WIRELESS HOLDINGS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE                 TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
January 31, 2002                 132,821        11,910        45,671        26,145        14,006        35,089
  Less allowance                 (42,390)                                                              (42,390)

February 28, 2002                136,713        10,056        50,758        26,719        13,260        35,920
  Less allowance                 (43,334)                                                              (43,334)

March 31, 2002                   129,044         8,526        50,520        25,183        12,458        32,357
  Less allowance                 (41,058)                                                              (41,058)












The allowance for doubtful accounts is not derived on an aging bucket basis and has therefore been applied to the oldest bucket only.

 Accounts receivable, net, on the balance sheet at March 31 reflects unapplied customer payments of $20.3 million and $2.0 million of installment sales and other items not reflected in the aging above.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002



                          ARCH WIRELESS HOLDINGS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE
                                               Beginning      Amount
                                                  Tax       Withheld or                   Ending Tax    Delinquent
                                               Liability      Accrued      Amount Paid    Liability       Taxes
FEDERAL
Withholding                                     $     14      $  1,902      $  1,896       $     20      $     --
FICA - Employee                                        3         1,132         1,133              2            --
FICA - Employer                                        3         1,132         1,133              2            --
Unemployment                                          --            49            49             --            --
Income                                                --            --            --             --            --
                                                --------      --------      --------       --------      --------
   Total federal taxes                                20         4,215         4,211             24            --
                                                --------      --------      --------       --------      --------

STATE AND LOCAL

Withholding                                            2           429           429              2            --
Sales                                              1,911         1,957         1,975          1,893            --
Unemployment                                          36           304           296             44            --
Real and personal property                         7,345         1,051           894          7,502            --
Other                                              4,286           563           347          4,502            --
                                                --------      --------      --------       --------      --------
   Total state and local taxes                    13,580         4,304         3,941         13,943            --
                                                --------      --------      --------       --------      --------
   Total taxes payable                          $ 13,600      $  8,519      $  8,152       $ 13,967      $     --
                                                ========      ========      ========       ========      ========


Payroll filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request.

Property and other taxes are accrued throughout the year but are only paid on a quarterly, semi-annual, or annual basis as required by the various taxing authorities.

The Debtor has filed final federal and state income tax returns for the years ended December 31, 1999 and 2000 and has made estimated income tax payments for 2001 where applicable.

SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        TOTAL DUE      0-30 DAYS       31-60 DAYS      61-90 DAYS     OVER 90 DAYS
                                        ---------      ---------       ----------      ----------     ------------
Post-petition secured debt              $      --      $      --       $      --       $      --       $      --
Post-petition unsecured debt                   --             --              --              --              --
Accrued interest payable                       --             --              --              --              --

Trade accounts payable                      7,691          7,691              --              --              --

Taxes payable (from above)                 13,967             --              --              --              --

Other expenses accrued but not yet
   payable                                 49,586             --              --              --              --
                                        ---------      ---------       ---------       ---------       ---------
Total liabilities not subject to
   compromise                           $  71,244      $   7,691       $      --       $      --       $      --
                                        =========      =========       =========       =========       =========

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002



                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                   MONTH ENDED    MONTH ENDED    MONTH ENDED    DECEMBER 1,
                                                   JANUARY 31,    FEBRUARY 28,    MARCH 31,    2001 TO MARCH
                                                      2002           2002           2002         31, 2002
Total revenues................................     $      79,767  $      76,067  $      73,171  $     307,017
Cost of products sold.........................            (1,834)        (2,378)          (971)       (10,022)
                                                   -------------  -------------  -------------  -------------
                                                          77,933         73,689         72,200        296,995
                                                   -------------  -------------  -------------  -------------
Operating expenses:
   Service, rental and maintenance............            21,940         22,295         22,131         88,103
   Selling....................................             7,500          6,897          7,103         28,040
   General and administrative.................            25,767         24,574         23,461        101,673
   Depreciation and amortization..............            13,673         14,033         18,950         61,538
   Reorganization expense.....................             1,508          1,404          3,223         11,440
                                                   -------------  -------------  -------------  -------------
     Total operating expenses.................            70,388         69,203         74,868        290,794
                                                   -------------  -------------  -------------  -------------
Operating income (loss).......................             7,545          4,486         (2,668)         6,201
Interest expense, net.........................              (234)          (234)          (233)           (75)
Other income (expense)........................              (112)           (94)        (1,037)          (831)
                                                   -------------  -------------  -------------  -------------
Income (loss) before income tax benefit.......             7,199          4,158         (3,938)         5,295
Benefit from income taxes.....................                --             --             --          3,494
                                                   -------------  -------------  -------------  -------------
Net income (loss).............................     $       7,199  $       4,158  $      (3,938) $       8,789
                                                   =============  =============  =============  =============




    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                          MONTH ENDED    MONTH ENDED     MONTH ENDED
                                                                          JANUARY 31,    FEBRUARY 28,     MARCH 31,
                                                                             2002            2002           2002
Cash flows from operating activities:
   Net income (loss)....................................                   $    7,199     $    4,158      $   (3,938)
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization......................                       13,673         14,033          18,950
     Deferred income tax benefit........................                           --             --              --
     Gain on tower site sale............................                         (260)          (260)           (252)
     Accounts receivable loss provisions................                        4,947          3,699          15,241
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable.............................                        5,534         (5,868)         (4,604)
        Inventories.....................................                       (1,277)          (177)             27
        Prepaid expenses and other......................                           26           (451)         (4,688)
        Accounts payable and accrued expenses...........                       (2,565)          (928)          1,883
        Customer deposits and deferred revenue..........                        1,856         (2,900)         (1,872)
        Other long-term liabilities.....................                         (288)          (289)           (349)
                                                                           ----------     ----------      ----------
Net cash provided by operating activities...............                       28,845         11,017          20,398
                                                                           ----------     ----------      ----------

Cash flows from investing activities:

   Additions to property and equipment, net.............                       (3,371)       (10,858)         (9,040)
   Additions to intangible and other assets.............                           (1)             1              --
                                                                           ----------     ----------      ----------
Net cash provided by (used in) investing activities.....                       (3,372)       (10,857)         (9,040)
                                                                           ----------     ----------      ----------

Cash flows from financing activities:

   Issuance of long-term debt...........................                           --             --              --
   Repayment of long-term debt..........................                      (12,331)       (26,505)             --
   Capital contribution (distribution)..................                       (1,205)        (2,589)             --
                                                                           ----------     ----------      ----------
Net cash used in financing activities...................                      (13,536)       (29,094)             --
                                                                           ----------     ----------      ----------
Net (decrease) increase in cash and cash equivalents....                       11,937        (28,934)         11,358
Cash and cash equivalents, beginning of period..........                       70,131         82,068          53,134
                                                                           ----------     ----------      ----------
Cash and cash equivalents, end of period................                   $   82,068     $   53,134      $   64,492
                                                                           ==========     ==========      ==========

Supplemental disclosure:
   Interest paid........................................                   $      235     $      232      $      234
                                                                           ==========     ==========      ==========


    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: MARCH 2002



      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.